Exhibit 4.1

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND  TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION  PRESIDENT AND CEO  transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly  endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to all of the  provisions of the Certificate of Incorporation and Bylaws of the Corporation, as now in effect or as hereafter amended, and the holder of this Certificate, by  acceptance hereof, assents to all such provisions.  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE OF  Acer TherApeuTics inc.  CUSIP 00444P108  CORPORATE SECRETARY  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.  WITNESS the facsimile signatures of its duly authorized officers.  (Text Box comment  SPECIMEN ) Stock  transfer

The Corporation will furnish without charge to each holder who so requests a statement of the powers, designations, preferences and relative,  participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such  preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. A statement  of these rights is also set forth in the Corporation’s Certificate of Incorporation on file in the office of the Secretary of State. The following abbreviations, when used in the inscription on the face certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT-  Custodian  (Cust)(Minor) TEN ENT - as tenants by the entiretiesunder Uniform Gifts to Minors IT TEN -as joint tenants with right of Act  (State) survivorship and not as tenants in common TTEE  -trustee under Agreement dated  Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE,  Shares of the common stock represented by this certificate and do hereby irrevocably Constitute and appoint  attorney, to transfer the said stock on  the books of the within-named corporation with full power of substitution in the premises. DATED     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.SIGNATURE GUARANTEED:  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.